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Exhibit 10.5(f)

February 25, 2003
Louisiana-Pacific Corporation 850 SW Broadway, Suite 1200 Portland, Oregon 97205 Attn: Vice President and Chief Financial Officer
Re:
Standby Purchase and Note Support Agreement, dated as of August 16, 1999 among Louisiana-Pacific Corporation, a Delaware Corporation ("L-P"), Bank of America, N.A., a national banking association ("BofA"), and Canadian Imperial Bank of Commerce, a Canadian chartered bank ("CIBC") (as amended or modified from time to time, the "Agreement").

Ladies and Gentlemen:

        L-P has advised BofA and CIBC that it is entering into a Fifth Amendment of even date herewith (the "Amendment") by and among L-P, BofA as Agent and as Lender and the other Lenders party to that certain Credit Agreement dated as of November 15, 2001 (as amended or modified from time to time, the "Credit Agreement"). The Amendment amends certain provisions of the Credit Agreement as more fully set forth therein. A copy of the Amendment is attached hereto as Exhibit A.

        Because the Agreement incorporates by reference certain of the provisions of the Credit Agreement without giving effect to any amendment thereof unless consented to by BofA and CIBC (the "Standby Lenders"), L-P has asked the Standby Lenders to consent to the execution by L-P of the Amendment. By their respective signatures below, BofA and CIBC hereby consent to the execution and delivery of the Amendment by the parties thereto. BofA and CIBC further agree that, to the extent covenants and representations and warranties in the Credit Agreement are incorporated by reference into the Agreement, such covenants, representations and warranties as incorporated shall be deemed amended as set forth in the Amendment.

[Signature Page Follows]

Very truly yours,
BANK OF AMERICA, N.A.
By:

By:

Title:

CANADIAN IMPERIAL BANK OF COMMERCE
By:

By:

Title:

ACKNOWLEDGED AND AGREED:
LOUISIANA-PACIFIC CORPORATION
By:

By:

Title:

2

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  Exhibit 10.5(f)